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                                                            Exhibit 10.34

                                      LEASE

THIS LEASE is made as of the 3rd day of March, 1997 between August, August and Lane of Rochester, LLC, with an address of c/o Monro Muffler Brake, Inc., 200 Holleder Parkway, Rochester, New York 14615, ("Landlord") and Monro Muffler Brake, Inc., a New York Corporation with its office at 200 Holleder Parkway, Rochester, New York 14615 ("Tenant").

                                   WITNESSETH:

         In consideration of the terms, covenants and conditions contained in this Lease, Landlord and Tenant agree as follows:

1.   PREMISES
     --------

     Subject to the terms and conditions contained in this Lease, Landlord leases to Tenant and Tenant takes from Landlord a parcel of land and building known as 1268 Front Street, Chenango (Binghamton), New York as shown and described on Exhibits "A" (Map) and "B" (metes and bounds description) to be provided by Landlord prior to the full execution of this Lease and attached hereto and made a part of this Lease (the "Leased Premises").

2.   TERM and RENT COMMENCEMENT
     --------------------------

     A. The term of this Lease shall be for ten (10) years and shall commence on the first day of the first full month following the Rent Commencement Date as defined below.
     B.   The obligation to pay rent shall commence upon the expiration of the


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existing Lease of the Leased Premises by and between Landlord and Tenant presently in force ("Rent Commencement Date").

3.       USE
         ---

         Tenant shall use the Leased Premises for the operation of an auto service center and, with Landlord's approval, which approval shall not be unreasonably withheld or delayed, for any other lawful purpose, except Tenant shall not use the Leased Premises for the display or sale of adult entertainment services or products nor as a drinking establishment, nor for the display or sale of tobacco products or alcohol products. Additionally, Tenant shall not use the Leased Premises for any other purpose that would tend to devaluate the Property, impair Landlord's reputation or the reputation of the Leased Premises. Landlord's approval shall not be unreasonably withheld or delayed.

4.       RENT
         ----

         Tenant shall pay to Landlord, at the address above set forth or at such other place as Landlord may from time to time designate by notice given to Tenant in the manner provided in this Lease, annual rent as follows:

         YEARS                              ANNUAL RENT

         1 - 2.5                            $37,800.00
         2.5 - 5                            $39,690.00
         6 - 7.5                            $41,580.00
         7.5 - 10                           $43,470.00

         OPTION YEARS                       ANNUAL RENT

         11 - 12.5                          $45,360.00
         12.5 - 15                          $47,250.00
         16 - 17.5                          $49,140.00
         17.5 - 20                          $51,030.00


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Rent shall be paid in equal monthly payments in advance on the first day of each month during the term of this Lease. If the Rent Commencement Date, is other than the first day of a calendar month, the rent installment for the month in which the Rent Commencement Date occurs, shall be prorated from the Rent Commencement Date until the last day of that month and shall be payable on or before the Rent Commencement Date.

         In the event the Rent due hereunder is received after the tenth of the month in which it is due, Tenant shall incur a late charge equivalent to two percent (2%) of said amount due. Any outstanding balance due after thirty (30) days will bear interest of prime plus two (2) percent.

         If Rent is uncontested and remains unpaid on the tenth (10th) day following Tenant's receipt of Landlord's second notice (which may not be sent until the sixtieth (60th) day following Tenant's receipt of Landlord's first notice), Landlord may terminate this lease upon written notice to Tenant

5.       ADDITIONAL RENT
         ---------------

         A. Impositions. Tenant shall pay as additional rent all taxes, assessments, sewer charges, assessments for local, district and special district improvements that may be assessed against or become a lien upon the Leased Premises or any part thereof by virtue of any present or future law or regulation of any governmental authority ("Impositions"). Tenant shall forward to Landlord evidence of payment of all such taxes,





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assessments and other charges. Upon receipt of such evidence of payment,
Landlord shall reimburse Tenant for the proportionate share of taxes and other charges levied against additional leasable space which will be twenty-five percent (25%) unless further development by either party. Tenant shall also pay all utility charges for water, gas, fuel oil and electricity consumed on the Leased Premises. This Lease is a net Lease except that Tenant shall not be obligated to make any payments on any mortgages now or hereafter encumbering the Leased Premises, nor shall Tenant be obligated to pay any franchise, corporation, capital stock, capital levies, transfer, estate, excise, inheritance or income tax or excess profits tax which is or may become payable by Landlord or which may be imposed against Landlord or against the rents payable hereunder or upon the income or profits of Landlord by reason of any law now in force or hereafter enacted, unless such taxes are a result of a shift of the incidence of taxation now ordinarily imposed on realty.

         B. Penalties. Tenant shall pay all interest and penalties imposed upon the late payment of any Impositions caused by Tenant's late payment of same. Impositions shall be apportioned and paid between Tenant and Landlord on the dates of commencement and termination of this Lease; provided, however, that Tenant shall not be entitled to receive any apportionment from Landlord if Tenant shall be in default beyond the applicable cure period in the payment of rent or in the performance of any of the terms, covenants, conditions or agreements in this Lease provided.

         C. Late Payment. If Tenant shall fail, for ten (10) days after written notice



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and demand by Landlord to Tenant to pay any Imposition on or before the last day upon which the same may be paid without interest or penalty, then Landlord may pay the same with all interest and penalties lawfully imposed upon the late payment thereof, and the amounts so paid by Landlord shall thereupon be and become immediately due and payable by Tenant to Landlord as additional rent.

                  Any Imposition that remains unpaid after the aforementioned ten (10) day notice period shall be subject to a Late Penalty of two percent (2%) on the unpaid arrears. If Imposition remains unpaid after twenty (20) days, additional Late Charge of prime plus two (2%) percent shall be incurred by Tenant.

                           D. Contest. Tenant, at its own cost and expense,
shall have the right to contest the validity or amount of any Imposition, in which event Tenant may defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined; provided, however, that Tenant shall not allow any such Imposition so contested to remain unpaid for such length of time as shall permit the Leased Premises, or the lien thereon created by such item to be contested, to be sold by federal, state, county or municipal authority for the nonpayment thereof. Tenant may contest the validity or amount of such Imposition in Landlord's name, by suit or otherwise, in which event Tenant shall indemnify Landlord and save him harmless from all costs, charges and liabilities in connection with such contest.

                           E. Assessments. With respect to assessments which may
be payable in installments, Tenant shall be required to pay only those installments for those periods





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which fall wholly within the term of this Lease and a proportionate part of any installments with respect to a period a portion of which falls within the term of this Lease.

6.       MAINTENANCE AND REPAIR
         ----------------------

         Tenant assumes the sole responsibility for the operation and maintenance of the Leased Premises. Landlord shall have no responsibility with respect thereof and shall have no liability for damage to the property of Tenant or any tenant, subtenant or other occupant of the Leased Premises or any portion thereof on any account or for any reason whatsoever except as caused by the negligent acts or omissions of the Landlord, its agents, employees or invitees.

         Notwithstanding anything to the contrary stated in this Lease, Tenant shall take good care of the Leased Premises and at its own expense make, as and when needed, all necessary repairs of any nature to the Leased Premises, including all mechanical systems located therein, windows, doors, the interior, all paving, and all structural and non-structural components of the Leased Premises. All repairs made by Tenant shall be done in a good and workmanlike manner. If Tenant shall fail to make such repairs or if after commencing them shall fail to complete them with reasonable diligence, then after written notice and opportunity to cure or dispute the need for such repairs, such repairs may be made or completed by Landlord in a good and workmanlike manner at Tenant's expense. Any reasonable amounts spent by Landlord to make or complete such repairs shall be repaid by Tenant as additional rent and shall be payable to Landlord on the first





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day of the month following Tenant's receipt of a statement from Landlord for such amounts expended.

         A. Tenant shall keep its parking area free of debris, ice and snow and shall be responsible for routine repairs and maintenance of its parking lot surface including patching and sealing thereof and for the light bulbs for the exterior lighting fixtures on the parking area.

         B. Landlord shall be responsible for the cost of maintenance, repair and replacement of any separate part of the building over other tenant space on any new construction undertaken by Landlord:

            Tenant shall have no right to create any lien against the property and Tenant hereby completely and fully indemnifies Landlord against any Mechanics Lien or other lien or claim in connection with the making of such Tenant's repair. Landlord must satisfy and cause to be discharged within thirty
(30) days of notification any liens brought upon the property as a result of Landlord's work.

7.      ALTERATIONS
        -----------

         While Tenant is not in default under any provision of this Lease, it may at any time and from time to time, make any alterations or additions to the Building or equipment upon the Leased Premises, provided that:

         A. such alterations or additions are made in a good and workmanlike manner and comply in every way with all other provisions of this Lease;

         B. such alterations or additions shall not reduce the rental income of the


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Leased Premises; and

         C. the fair value of the Building or equipment after such change shall not be less than the fair value thereof prior to such change; and

         D. Any such alterations or additions shall be done only with Landlord's prior written approval (excepting equipment), which approval shall not be unreasonably withheld or delayed. If approved, a depreciation schedule of approved work will be provided to Landlord.

            Any and all alterations or additions made to the Leased Premises by Tenant, as well as any fixtures or articles or personal property (except movable trade fixtures and other property installed at the expense of Tenant listed on said Exhibit "C", all of which may be removed by Tenant) attached to the Building shall be deemed attached to the fee and become the property of Landlord without any payment or offset and shall not be detached or removed from the Leased Premises.

8.       EMINENT DOMAIN
         --------------

         If, during the initial term or any option term of this Lease, condemnation proceedings affecting the Leased Premises result in the total taking of the Leased Premises, or if as a result of a partial taking the Leased Premises shall be unsuitable for the conduct of Tenant's business, this Lease shall terminate, and Tenant shall be entitled to receive and shall receive that portion of the award or payment in condemnation which represents the unamortized value of its alterations and improvements, if any, value of its personal property and fixtures so taken, and the value of any capital improvement made



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by Tenant after the date of this Lease. Landlord shall be entitled to receive the balance of the award or payment. The rent shall be adjusted as of the time of such termination, and any rent paid for a period thereafter shall be adjusted.

         If such condemnation proceedings result in a partial taking which does not render the Leased Premises unsuitable for Tenant's business, Tenant shall receive that portion of the award or payment that represents the value of its personal property and fixtures so taken and the value of any capital improvements made by Tenant after the date of this Lease and the rent payable hereunder shall be diminished by an amount which shall bear the same ratio to the rent as the area of the part of the Leased Premises taken bears to the area of the Leased Premises before such taking. Tenant shall apply such award to the prompt restoration of the Leased Premises.

         Any additional design or building cost as a result of Landlord changing design will be the full responsibility of Landlord. The Landlord shall receive the value of the reverter interest in the land taken.

9.       INSURANCE and DESTRUCTION
         -------------------------

         A. Tenant shall keep the Leased Premises and all attached building and improvements thereon insured throughout the term of this Lease against the following loss or damage by fire and such other risks as may be included in extended coverage insurance from time to time available in amounts sufficient to prevent the Landlord or the Tenant from becoming a coinsurer within the terms of the applicable policies, and in any event, in an amount not less than one hundred percent (100%) of replacement value.



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Tenant shall submit to Landlord invoices providing evidence of payment of such premium(s). Landlord shall reimburse Tenant the proportionate share of the insurance premium for coverage of additional leasable space located on the Leased Premises.

                  All policies of insurance required to be maintained by Tenant shall name Landlord, Tenant, and Landlord's Mortgagee as the insured as their interests may appear. Landlord shall obtain any necessary consent from any mortgagee to apply the proceeds of any claim to the repair or restoration of the Building and not to the payment of the mortgage debt.

         B. If the Building or other improvement upon the Leased Premises shall be damaged or destroyed by fire or other casualty, then Tenant shall proceed with reasonable diligence to carry out any necessary demolition and to restore, repair, replace and rebuild the Building and improvements at Tenant's own cost and expense; provided, however, that all insurance proceeds, if any, paid by reason of such fire or other casualty shall be paid to Tenant for application to the cost of such work.

         C. In the event any such fire or casualty renders the Leased Premises partially or totally untenantable, Tenant shall not be entitled to an abatement of Rents except in the event that such fire or other casualty is both a result of the acts or negligence or omissions of any other tenant located on the Leased Premises and Tenant shall be unable to conduct business in materially the same manner it did prior to casualty. In the event that the area surrounding the Leased Premises is damaged by fire or casualty, but the Leased Premises itself remains undamaged, Tenant will continue to pay rent without any





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abatement provided Tenant's ability to conduct business or its customer's access to the Leased Premises is not materially affected.

10.      DEFAULT
         -------

         This Lease is made upon the express condition that if Tenant shall default in the payment of the rent reserved in this Lease, or fails or neglects to perform any of Tenant's other obligations under this Lease; then Landlord at any time thereafter, shall give twenty (20) days written notice to Tenant to cure said default. In the event that Tenant does not cure the default within the twenty (20) days aforesaid, then Landlord shall give Tenant an additional written notice and an additional ten (10) days to cure the default or such reasonable time for Tenant to cure any such non-monetary default which may require more than ten (10) days to cure. After the notices and the continued failure of Tenant to cure or to have commenced and diligently pursued such cure, then the Landlord may, upon notice as required by New York State law, commence legal action to end this Lease Agreement and/or retake possession of the Leased Premises. Landlord may, after obtaining a final judgment in such legal action, either terminate this Lease, or, without terminating this Lease, retake possession, re-let the Leased Premises or any part thereof for such term or terms (which maybe for a term extending beyond the term of this Lease) and at such rent and upon such other terms and conditions which are the most favorable terms obtaining. Upon each such reletting Tenant shall be immediately liable to pay to Landlord, the necessary and reasonable costs and expenses of such reletting incurred by Landlord, including but not limited to reasonable applicable






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brokerage commissions (non which shall be paid to Landlord). Tenant shall remain liable for repayment monthly as it accrues, of any deficiency if any, between the rent due under this Lease and the amount to be paid under the new lease. Landlord shall not be entitled to an acceleration of rent nor to any self-help remedies notwithstanding any law to the contrary.

                  Landlord shall, at all times, have the obligation to mitigate its damages.

11.      TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT
         -----------------------------------------

         If Landlord shall at any time fail to pay any installment of principal or interest, or any other sum under any mortgage now or hereafter placed on the Leased Premises to which this Lease may be subordinate, the failure to make such payment constituting a default under such mortgage so as to permit foreclosure thereof, Tenant, if not in default hereunder, shall have the right, but not before the last ten (10) days of the period at the expiration of which the failure to make such payment would constitute such default, to pay such principal, interest and other sum, with respect to which Landlord may be in default as aforesaid, and to deduct the amount of such payment and the cost and expense attaching or incurred on account of such non-payment by Landlord, with interest thereon from the date of payment, from the next succeeding installment or installments of rent which shall become due and payable after such payment until Tenant shall have been fully reimbursed for such payment, cost, expense and interest as aforesaid. Landlord shall cause any mortgagee of the Leased Premises to send copies of any default notice under Landlord's mortgage to Tenant.






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12.      INDEMNIFICATION
         ---------------

         Tenant shall indemnify and hold Landlord harmless from and against any loss or damage due to personal injury, death or property damage occurring on the Leased Premises during the term of this Lease, unless such loss or damage shall have been caused by the acts, omissions or negligence of Landlord, its employees, agents, invitees or other tenants. To that end, Tenant shall maintain at its sole expense policies of public liability insurance relating to the Leased Premises with combined single limits of not less than $1,000,000 for personal injury or death and for property damage. Such policies shall name Landlord as an additional insured and shall provide for ten (10) days' notice to Landlord prior to any cancellation of such policies. If Tenant shall fail to pay the premiums for such policies as they come due, Landlord may pay such premiums and charge the cost thereof to Tenant as additional rent, which shall be paid to Landlord on the next rent day. Tenant shall furnish to Landlord certificates evidencing such policies concerning the Leased Premises. All insurance policies required by this paragraph shall be placed with companies qualified to do business within the State of New York.

13.      SIGNS
         -----

         Tenant may install and maintain on the exterior and within the interior of the Building or elsewhere on the Leased Premises signs, advertising its business. Tenant shall obtain at its expense all permits and any other approvals from municipal or other authorities for the erection and maintenance of such signs.





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14.      ASSIGNMENT AND SUBLEASE
         -----------------------

         Landlord hereby gives consent to Tenant to assign this Lease or any interest therein, or to sublease the Leased Premises or any part thereof, provided the assignee/sublessee is subject to the same Use provision as specified in section 3 hereof, but Tenant shall in no such event be released of its duties, obligations or liabilities hereunder and the same shall continue in full force and effect.

15.      RENEWAL OPTIONS
         ---------------

         Tenant shall have one (1) successive option to renew this Lease upon expiration of the initial term hereof, provided that this Lease shall be in full force and effect immediately prior to said expiration. This Lease shall automatically renew unless Tenant shall give to Landlord no less than six (6) months before the expiration of the initial term or each additional term, written notice of its intention not to exercise each option. Said renewal term shall be for a period of ten (10) years under the same terms and conditions as under the initial term except for the rent as set forth in Paragraph 4.

16.      SURRENDER OF LEASED PREMISES
         ----------------------------

         Tenant shall surrender the Leased Premises on the last day of the term hereof or any additional term or under any other provision for termination under this Lease; provided, however, if Tenant shall not then be in default under the terms of this Lease, any furniture, trade fixtures, business equipment, carpeting, interior and exterior signs, millwork, counters and cabinets and any items listed on Exhibit "C" may be removed by Tenant. Upon the removal of any such items, Tenant shall cause the Building and




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Leased Premises to be restored to the condition prior to such removal subject to use, reasonable wear and tear during the term of this Lease.

         Roof to be turned over to Landlord in a water tight condition prior to termination.

17.      RIGHT TO SHOW LEASED PREMISES
         -----------------------------

         Provided Tenant has given its notice not to renew, Landlord shall have the right to show the Leased Premises to prospective tenants or buyers during the later of the last six (6) months of this Lease term or renewal thereof. Landlord shall give reasonable notice to Tenant before showing the Leased Premises.

18.      GOVERNMENTAL COMPLIANCE
         -----------------------

         Tenant and Landlord shall comply with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction of any public officer and officers, pursuant to law, or any insurance company carrying any insurance on the Leased Premises, which shall impose any duty upon Landlord or Tenant with respect to the Leased Premises or the ownership use or occupation thereof.

19.      SUBORDINATION
         -------------

         Subject to the further provisions of this paragraph, Tenant agrees that this Lease (and any option renewals thereof) is subordinate to the existing mortgages, if any, or any and all mortgages, consolidated mortgages, or renewals, modifications and extensions thereof, or to any other forms or methods of financing of the Leased Premises, which are hereafter executed, delivered and recorded. Tenant shall, upon


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demand at any time, execute, acknowledge and deliver any and all instruments that may be necessary or proper to further evidence this subordination. Landlord shall procure and deliver to Tenant an agreement in writing, duly executed by any future mortgagee, which agreement shall provide that, for so long as Tenant is not in default in its performance of the terms, conditions and provisions of this Lease, Tenant's rights hereunder shall not be disturbed by an action or suit on the debt or debts secured by such mortgages, deeds of trust or other forms or methods of financing or refinancing, and that any sale at foreclosure will be subject to this Lease. Tenant's agreement to subordinate its rights under this Lease is conditioned upon Landlord obtaining a non-disturbance agreement in the form attached hereto as Exhibit D. Landlord acknowledges that there is an existing lien against the Leased Premises. Landlord shall be obligated to obtain an agreement as aforementioned herein from the existing lien holder only in the event said lien is modified, extended or spread after the date of this Lease. Notwithstanding anything to the contrary a Non-Disturbance Agreement must be in place on June 1, 1998 if a mortgage is still in place.

20.      RIGHT TO INSPECT
         ----------------

         Landlord shall have the right to inspect the Leased Premises during operating hours upon reasonable notice to Tenant.








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21.      MEMORANDUM OF LEASE
         -------------------

         The parties shall at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which shall constitute a memorandum of lease, setting forth any portions of this Lease, excepting the rent provisions, as either party may request.

22.      HEADINGS
         --------

         The headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

23.      BILL AND NOTICES
         ----------------

         All notices required or permitted pursuant to any provisions of this Contract shall be in writing, sent certified mail or overnight courier, and shall be effective upon receipt if sent certified mail or the second business day following delivery to an overnight courier. Copies shall be sent to each party herein and to the attorney for the other party as follows.

If to Landlord:                     A.A.L of Rochester, L.L.C.
                                    c/o Monro Muffler Brake, Inc.
                                    200 Holleder Parkway
                                    Rochester, New York 14615

Copy to:                            Underberg & Kessler
                                    1600 Chase Square
                                    Rochester, New York 14604
                                    Attention: Irving Kessler, Esq.


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If to Tenant:                       Monro Muffler Brake, Inc.
                                    200 Holleder Parkway
                                    Rochester, New York 14615
                                    ATTN: President

Copy to:                            Underberg & Kessler
                                    1800 Chase Square
                                    Rochester, New York 14604
                                    Attention: Sr. Real Estate Partner



         Either party may designate by notice a new or other address to which notice or demand shall be thereafter so given.

24.      CONDITIONS
         ----------

         This Lease is conditioned upon Tenant conducting subsurface, ground-penetrating tests on the Leased Premises. The costs of said tests shall be split between Landlord and Tenant. If the results of said tests indicate the presence of any underground entity, Landlord or Tenant shall have the right to terminate this Lease with written notice to the other.

25.      LANDLORD'S WARRANTIES
         ---------------------

Landlord warrants and agrees that:

         A. Any future construction by Landlord or its successors shall be in line with the Building and not closer to the fronting road than the present location of the Building on the Leased Premises.

         B. During the term of this Lease or any extension thereof Landlord shall not operate or allow to be operated any business other than Monro Muffler Brake, Inc.



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which directly or indirectly engages in the automotive service business on any site owned by or under the control of Landlord within a radius of two (2) miles from the Leased Premises providing Tenant shall not be in default under this Lease. In addition, Tenant shall not be permitted to operate another Monro Muffler Brake, Inc. shop within a radius of two (2) miles from the Leased Premises prior to the final year of this lease or exercised options

         C. During the term of this Lease or any extension thereof Landlord shall not operate or allow to be operated any business relating to sale or display of pornographic materials, alcohol and any other use that would damage the reputation of Monro Muffler Brake, Inc.

26.      ENVIRONMENTAL REPRESENTATIONS
         -----------------------------

         A.       REPRESENTATIONS AND WARRANTIES.

                  Landlord and Tenant will comply with any and all federal, state and local rules, laws, statutes, ordinances and orders regulating the Environment which affect the ownership, use and occupation of the Leased Premises. Furthermore, Tenant agrees that no Hazardous Substance shall be stored and/or used on the Leased Premises except in strict compliance with such laws. "Environment" means all air, water, or water vapor, including surface water and groundwater, any land, including land surface or subsurface, and includes all fish, wildlife, biota and all other natural resources. "Hazardous Substance" means any materials or substances defined as or included in the definition of "Hazardous Substances", "Hazardous Materials", "Hazardous Wastes", "Toxic


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Substances", or "Toxic Pollutants" under any applicable law regulating the
Environment, including any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or which contains polychlorinated biphenyls (PCBs), gasoline, diesel fuel, other petroleum hydrocarbons, or asbestos.

                  Tenant indemnifies and holds Landlord harmless from and against any and all claims, demands, judgments, awards, actions, penalties and fines arising from the existence of Hazardous Substances which result from the acts or omissions of Tenant during the term of this Lease or the previous Lease by and between Landlord and Tenant on the Leased Premises.

                  Landlord indemnifies and holds Tenant harmless from and against any and all claims, demands, judgments, awards, actions, penalties and fines arising from existence of Hazardous Substances on or below the surface of the Leased Premises which existence pre-dates Tenant's occupancy of the Leased Premises.

27.      QUIET ENJOYMENT
         ---------------

         Landlord covenants and agrees with Tenant that, upon Tenant paying the annual rent and performing all of the covenants and conditions contained in this Lease on Tenant's part to be observed and performed, Tenant shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the term of this Lease.




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



28.      ENTIRE AGREEMENT
         ----------------

         It is understood and agreed by the parties hereto that this Lease shall constitute the only agreement between them relative to the Leased Premises, and that no oral statement or no prior written matter extrinsic to this instrument shall have any force or effect. This Lease shall not be modified except by writing, subscribed by both parties.

29.      FORCE MAJEURE
         -------------

         In the event either Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of fire, casualty, strikes, lockouts, labor trouble, inability to procure materials, permits or supplies, failure of power, governmental authority, riots, insurrections, war or other reason of like nature, where such delay, hindrance or prevention of performance shall not be within the reasonable control of the Landlord or the Tenant, and shall not be avoidable by diligence, then, the Landlord or the Tenant shall thereupon be excused for such period of delay.

30.      BROKER'S COMMISSION
         -------------------

         The parties hereto agree that no broker brought about this lease. Landlord indemnifies and holds Tenant harmless from any costs or claims for broker's commissions arising hereunder.




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

31.      PARTIES
         -------

         The conditions, covenants and agreement in this Lease shall be binding and inure to the benefit of the respective parties to this Lease, their legal representatives, successors and assigns.

32.      EXECUTION
         ---------

         If not executed by Landlord on or before March 3, 1997, then Tenant shall have the right to cancel this Lease by giving written notice to Landlord.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 3rd day of March, 1997.



LANDLORD:                                            /s/ Charles J. August
                                                     -------------------------
                                                     Charles J. August




                                                     /s/ Burton S. August
                                                     -------------------------
                                                     Burton S. August


STATE OF NEW YORK)
COUNTY OF MONROE) ss:

         On this 3rd day of March, 1997; before me, the subscriber, personally appeared Charles J. August to me personally known and to me to be the same person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                        /s/ Valerie Short
                                                        ----------------------
                                                        NOTARY PUBLIC



STATE OF NEW YORK)
COUNTY OF MONROE) ss:

         On this 3rd day of March, 1997, before me, the subscriber, personally appeared Burton S. August, to me personally known and to me to be the same person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                        /s/ Valerie Short
                                                        ----------------------
                                                        NOTARY PUBLIC

                                                 /s/ Barbara S. Lane
                                                 -----------------------------
                                                 Estate of Sheldon A. Lane

STATE OF                                   )
        -----------------------------------
COUNTY OF                         ) ss:
         -------------------------

         On this __________ day of _____________________ ,199 , before me, the subscriber, personally appeared ___________________, on behalf of the Estate of Sheldon A. Lane to me personally known and to me to be the same person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                                       ------------------------
                                                       Notary Public
TENANT

                                                       /s/ Larry Day
                                                       ------------------------
                                              By:      Larry Day
                                                       President


STATE OF NEW YORK)
COUNTY OF MONROE) ss:


         On the 3rd day of March, 1997, before me personally came LARRY DAY to me known, who being by me duly sworn did depose and say that he resides in Victor, New York, that he is the President of Monro Muffler Brake, Inc., the corporation described in and which executed the foregoing Instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                       /s/ Valerie Short
                                                       ------------------------
                                                       Valerie Short
                                                       NOTARY PUBLIC

                                    EXHIBIT B






                         Description of Leased Premises

                                    EXHIBIT C

                           Personal Property of Tenant



All signage including facia, poles

All portable machinery (Alignment, tire machines, etc.)

All hoists

Entire torch system

Compressors

Air Conditioning Unit (waiting room)

Alarm system

Water cooler

Telephone system

Waste oil tank (if above ground)

Office equipment

Heating units

Shelving

All merchandise

All future removable equipment installed to facilitate Tenant's business










                                       27